UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 29, 2005

Famous Dave’s of America, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12701 Whitewater Drive, Suite 200, Minnetonka, MN		55343

(Address of principal executive offices)		(Zip Code)

(952) 294-1300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Form of 2006-2008 Performance Share Agreement
Schedule of Grants Made Under the Form of 2006-2008 Performance Share Agreement

Item 1.01. Entry into a Material Definitive Agreement.
Famous Dave’s of America, Inc. 2006-2008 Performance Stock Program
     On December 29, 2005, the Company granted certain executive officers and director level employees the right to receive shares of the Company’s common stock (the “Performance Shares”) following the filing of the Company’s Annual Report on Form 10-K for fiscal 2008, subject to the Company achieving at least the applicable percentage of the cumulative total of the earnings per share goals (as discussed below) for fiscal 2006, fiscal 2007 and fiscal 2008 (the “Cumulative EPS Goal”). These Performance Share grants are collectively referred to as the 2006-2008 Performance Share Program. Under the 2006-2008 Performance Share Program, each recipient will be entitled to receive a percentage of the “Target Shares” amount identified opposite his or her name on Exhibit 10.2 to this Current Report on Form 8-K that is based on the percentage of the Cumulative EPS Goal achieved by the Company, as set forth on the following schedule:

Percentage of	Percent of Performance Shares
Cumulative EPS Goal	to which Recipient is Entitled
If the Company fails to achieve at least 80% of the Cumulative EPS Goal, then:	the recipient shall not be entitled to receive Performance Shares.

If the Company achieves 80-100% of the Cumulative EPS Goal, then:	the recipient shall be entitled to receive a percentage of the “Target Shares” amount equal to the percentage of the Cumulative EPS Goal achieved (e.g., if the Company achieves 90% of the Cumulative EPS Goal, then the recipient is entitled to receive 90% of his or her “Target Shares” amount).

If the Company achieves 100-150% of the Cumulative EPS Goal, then:	the recipient shall be entitled to receive 100% of his or her “Target Shares” amount, plus an additional percentage of such “Target Shares” amount equal to twice the incremental percentage increase in the Cumulative EPS Goal achieved over 100% (e.g., if the Company achieves 120% of the Cumulative EPS Goal, then Employee is entitled to receive 140% of his or her “Target Share” amount).
     The Performance Share grants for each recipient are also contingent upon the recipient remaining an employee of the Company until the filing of the Annual Report on Form 10-K for fiscal 2008.
     The earnings per share goal for each fiscal year will be determined by the Compensation Committee during the 1st fiscal quarter of the applicable fiscal year, or earlier, as determined by the Compensation Committee. The actual earnings per share for each fiscal year shall be based on the fully diluted earnings per share amount for such fiscal year that is set forth in the audited financial statements filed with the Company’s corresponding Annual Report on Form 10-K. The determination regarding whether the Company has achieved the Cumulative EPS Goal will be made upon filing of the Annual Report on Form 10-K for fiscal 2008 (the “Vesting Date”). Performance Shares will be issued on the Vesting Date, as provided above, if at least 80% of the Cumulative EPS Goal is achieved. No partial issuance of Performance Shares shall be made if an earnings per share goal is achieved in any one or more fiscal years but at least 80% of the Cumulative EPS Goal is not achieved.
     The form of 2006-2008 Performance Share Agreement utilized in connection with grants under the 2006-2008 Performance Stock Program and a schedule of grants made under the form of 2006-2008 Performance Share Agreement are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits:
10.1 Form of 2006-2008 Performance Share Agreement
10.2 Schedule of grants made under the Form of 2006-2008 Performance Share Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Famous Dave’s of America, Inc. (Registrant)
Date: December 29, 2005	By:	/s/ Diana G. Purcel
		Name:	Diana G. Purcel
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of 2006-2008 Performance Share Agreement

10.2	Schedule of grants made under the Form of 2006-2008 Performance Share Agreement

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